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                                                                    EXHIBIT 23.4


                    Independent Certified Public Accountants,

                             dated December 20, 2002



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 3 to Form S-11 of our report dated August 16, 2002, relating to the financial statements of Behringer Harvard REIT I, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP


Dallas, Texas
December 20, 2002